Provisions	12 Months Ended
Mar. 31, 2020
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions
Provisions

We make provisions when an obligation exists resulting from a past event, and it is probable that cash will be paid to settle it, but the exact amount of cash required can only be estimated.

The main estimates relate to environmental remediation and decommissioning costs for various sites we own or have owned and other provisions, including restructuring plans and lease contracts we have entered into that are now loss making. The evaluation of the likelihood of the contingent events has required best judgement by management regarding the probability of exposure to potential loss. Should circumstances change following unforeseeable developments, the likelihood could alter.

Provisions are recognised where a legal or constructive obligation exists at the reporting date, as a result of a past event, where the amount of the obligation can be reliably estimated and where the outflow of economic benefit is probable.
Provision is made for decommissioning and environmental costs, based on future estimated expenditures, discounted to present values. An initial estimate of decommissioning and environmental costs attributable to property, plant and equipment is recorded as part of the original cost of the related property, plant and equipment.
Changes in the provision arising from revised estimates, discount rates or changes in the expected timing of expenditure that relates to property, plant and equipment, are recorded as adjustments to their carrying value and depreciated prospectively over their remaining estimated useful economic lives; otherwise such changes are recognised in the income statement.
The unwinding of the discount is included within the income statement within finance costs.

	Environmental £m	Decommissioning £m	Restructuring £m	Emissions £m	Other £m	Total provisions £m
At 1 April 2018	1,531	194	3	8	316	2,052
Exchange adjustments	103	7	—	—	14	124
Additions¹	32	18	125	16	35	226
Unused amounts reversed	(36)	(10)	(3)	(6)	(10)	(65)
Unwinding of discount	62	5	—	—	7	74
Utilised²	(53)	(26)	(42)	(9)	(79)	(209)
Transfers³	—	—	—	—	(3)	(3)
At 31 March 2019	1,639	188	83	9	280	2,199
Exchange adjustments	82	5	—	1	9	97
Additions¹	437	93	7	12	40	589
Unused amounts reversed	(29)	(16)	(16)	—	(9)	(70)
Unwinding of discount	65	5	—	—	7	77
Utilised²	(123)	(21)	(39)	(5)	(50)	(238)
At 31 March 2020	2,071	254	35	17	277	2,654

	2020	2019
	£m	£m
Current	348	316
Non-current	2,306	1,883
	2,654	2,199

1.
For the year ended 31 March 2020, £402 million (2019: £nil) of additions relate to exceptional environmental provisions, of which £76 million relates to the impact of the change in the real discount rate from 1% to 0.5% during the year (see note 5 for details). Additions to other provisions include £15 million (2019: £nil) in relation to discontinued operations.

2.	Utilised amounts for other provisions include £8 million (2019: £20 million) in relation to discontinued operations.

3.	Represents net amounts transferred to trade and other payables (see note 22) of £nil (2019: £3 million).
26. Provisions continued
Environmental provisions
The environmental provision represents the estimated restoration and remediation costs relating to a number of sites owned and managed by subsidiary undertakings, together with certain US sites that National Grid no longer owns. The environmental provision is as follows:

	2020			2019
	Discounted £m	Undiscounted £m	Real discount rate	Discounted £m	Undiscounted £m	Real discount rate
UK sites	175	184	0.5%	189	210	1%
US sites	1,896	1,955	0.5%	1,450	1,555	1%
	2,071	2,139		1,639	1,765

The remediation expenditure in the UK relates to old gas manufacturing sites and also to electricity transmission sites. Cash flows are expected to be incurred until 2075 although the weighted average duration of the cash flows is 11 years. A number of estimation uncertainties affect the calculation of the provision, including the impact of regulation, the accuracy of site surveys, unexpected contaminants, transportation costs, the impact of alternative technologies and changes in the real discount rate. This provision incorporates our best estimate of the financial effect of these uncertainties, but future changes in any of the assumptions could materially impact the calculation of the provision. The undiscounted amount is the undiscounted best estimate of the liability having regard to these uncertainties.
The remediation expenditure in the US is expected to be incurred until 2069, of which the majority relates to three Superfund sites (being sites where hazardous substances are present as a result of the historic operations of manufactured gas plants in Brooklyn, New York). The weighted average duration of the cash flows is nine years. The uncertainties regarding the calculation of this provision are similar to those considered in respect of UK sites. Under the terms of our rate plans, we are entitled to recovery of environmental clean-up costs from rate payers.
Decommissioning provisions
The decommissioning provisions represent £174 million (2019: £80 million) of expenditure relating to asset retirement obligations estimated to be incurred until 2115, with additional amounts being recognised in the year relating to both interconnectors and other assets commissioned in the year. In addition, £74 million (2019: £90 million) of expenditure relating to the demolition of gas holders is estimated to be incurred until 2026.
Restructuring provisions
In 2019, a cost-efficiency and restructuring programme was undertaken in both our UK and US businesses, as detailed in note 5, which resulted in the recognition of a £125 million charge in that year. £39 million (2019: £42 million) was utilised during the current year, resulting in a closing provision of £35 million (2019: £83 million).
Other provisions
Included within other provisions at 31 March 2020 are the following amounts:

•	£37 million (2019: £30 million) in respect of legacy provisions recognised following the sale of UK Gas Distribution;

•	£31 million (2019: £29 million) in respect of onerous lease commitments and rates payable on surplus properties with expenditure expected to be incurred until 2039;

•
£164 million (2019: £164 million) of estimated liabilities in respect of past events insured by insurance subsidiary undertakings, including employer liability claims. In accordance with insurance industry practice, these estimates are based on experience from previous years, but we currently expect that cash flows will be incurred until 2049; and

•	£nil (2019: £13 million) in respect of obligations associated with investments in joint ventures and associates.